                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  __________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  AUGUST 1, 1997

                         NORTHROP GRUMMAN CORPORATION
              (Exact Name of Registrant as Specified in Charter)


          Delaware                         1-3229               95-1055798
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

1640 Century Park East
LOS ANGELES, CALIFORNIA                                         90067
(Address of Principal Executive Offices)                      (Zip Code)

      Registrant's telephone number, including area code: (310) 201-3000

                                     None
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

     This report is qualified in its entirety by reference to the documents described herein and attached as exhibits hereto, which are incorporated herein by this reference.

     On August 1, 1997, Northrop Grumman Corporation ("Northrop") and Northrop's wholly-owned subsidiary, NG Acquisition, Inc., a Delaware corporation ("Acquisition"), acquired Logicon, Inc., a Delaware corporation ("Logicon"), by means of a merger (the "Merger") of Logicon with and into Acquisition, with Logicon as the surviving corporation, pursuant to the terms and conditions of an Agreement and Plan of Merger dated May 4, 1997 among Logicon, Northrop and Acquisition.

     The Press Release of Northrop dated August 1, 1997 announcing the completion of the Merger is filed herewith as Exhibit 99.1.

ITEM 7.   EXHIBITS.

     The following exhibits are filed with this current report on Form 8-K:


Exhibit No.                             Description
-----------

   2.1 Agreement and Plan of Merger dated June 25, 1997 among Logicon, Northrop and Acquisition (incorporated by reference to Annex A to the Proxy Statement/Prospectus of Logicon and Northrop contained in the Form S-4 of Northrop filed with the Commission on June 9,
               1997)

   4.1 Restated Certificate of Incorporation of Northrop (incorporated by reference to the Form S-3 of Northrop filed with the Commission on August 18, 1994)

   4.2 By-laws of Northrop (incorporated by reference to the Form 10-K of Northrop filed with the Commission on February 25, 1997)

  99.1         Press Release of Northrop dated August 1, 1997

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NORTHROP GRUMMAN CORPORATION



Date:  August 15, 1997                 By:   /s/ James C. Johnson
                                            ------------------------------------
                                            James C. Johnson
                                            Corporate Vice President, Secretary
                                            and Assistant General Counsel

                                       3
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                                 Exhibit Index


Exhibit No.                                 Description
-----------

   2.1 Agreement and Plan of Merger dated June 25, 1997 among Logicon, Northrop and Acquisition (incorporated by reference to Annex A to the Proxy Statement/Prospectus of Logicon and Northrop contained in the Form S-4 of Northrop filed with the Commission on June 9,
               1997)

   4.1 Restated Certificate of Incorporation of Northrop (incorporated by reference to the Form S-3 of Northrop filed with the Commission on August 18, 1994)

   4.2 Bylaws of Northrop (incorporated by reference to the Form 10-K of Northrop filed with the Commission on February 25, 1997)

  99.1         Press Release of Northrop dated August 1, 1997

                                       4